Exhibit 10.20

EXECUTION VERSION

UNIT SUBSCRIPTION AGREEMENT

This “Agreement” is made and entered into on this January 24, 2014, by and among Broad Street Principal Investments, L.L.C. (“BSPI”), Bridge Street 2013 Holdings, L.P. (“Bridge Street”), MBD 2013 Holdings, L.P. (“MBD”) and Olympus Growth Fund VI, L.P. (“Olympus” and together with BSPI, Bridge Street and MBD, the “Subscribers” and each a “Subscriber”) and PSAV Holdings LLC, a Delaware limited liability company (the “Company”).

Pursuant to that certain Amended and Restated Limited Liablity Company Agreement of the Company, dated as of the date hereof, by and among the members thereto (the “LLC Agreement”), the Company is authorized to issue Class A Units. In connection with the consummation of that certain Stock Purchase Agreement, dated as of November 15, 2013, by and between the PSAV Acquisition Corp., a Delaware corporation, and AVSC Holding LLC, a Delaware limited liability company, the Subscribers desire to subscribe for, and make a capital contribution in consideration for Class A Units of the Company (the “Units”).

Concurrently with the execution and delivery of the LLC Agreement, the Subscribers subscribe for and make a capital contribution in consideration for the Units as follows:

(a) BSPI hereby subscribes for 114,000 Units at a price per unit of $1,000 and concurrently herewith has paid as consideration therefor cash in an aggregate amount equal to $114,000,000;

(b) Bridge Street hereby subscribes for 8,100 Units at a price per unit of $1,000 and concurrently herewith has paid as consideration therefor cash in an aggregate amount equal to $8,100,000;

(c) MBD hereby subscribes for 900 Units at a price per unit of $1,000 and concurrently herewith has paid as consideration therefor cash in an aggregate amount equal to $900,000; and

(d) Olympus hereby subscribes for 123,000 Units at a price per unit of $1,000 and concurrently herewith has paid as consideration therefor cash in an aggregate amount equal to $123,000,000.

Each Subscriber represents and warrants to the Company and the other members of the Company that it will acquire the Units for its own account for the purpose of investment and not with a view to the distribution or resale thereof. Each Subscriber further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Units. Each Subscriber understands that the Units have not been registered under the Securities Act of 1933 (the “Act”) or under any state securities law or blue sky law of any jurisdiction (“Blue Sky Laws”) and, therefore, none of the Units can be sold, assigned, transferred, pledged or otherwise disposed of without registration under the Act and under applicable Blue Sky Laws or unless an exemption from registration thereunder is available. Each Subscriber shall not sell, assign, transfer, pledge or otherwise dispose of any the Units (or any interest therein) without registration under the Act and under applicable Blue Sky Laws or unless an exemption from registration thereunder is available. Each Subscriber understands that any certificate evidencing the Units will bear a legend to the effect of the foregoing.

*        *        *         *

1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

COMPANY:

PSAV HOLDINGS LLC

By:	/s/ Bradley J. Gross
Name:	Bradley J. Gross
Title:	President

SUBSCRIBERS:

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Bradley J. Gross
Name:	Bradley J. Gross
Title:	Vice President

[Signature Page to PSAV Holdings LLC Subscription Agreement]

OLYMPUS GROWTH FUND VI, L.P.

By:	OGP VI

Its:	General Partner

By:	/s/ Manu Bettegowda
Name:	Manu Bettegowda
Title:	Member

[Signature Page to PSAV Holdings LLC Subscription Agreement]

BRIDGE STREET 2013 HOLDINGS, L.P

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Vice President

[Signature Page to PSAV Holdings LLC Subscription Agreement]

MBD 2013 HOLDINGS, L.P.

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Vice President

[Signature Page to PSAV Holdings LLC Subscription Agreement]